Exhibit 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly report of Sunburst Acquisitions IV, Inc. (the "Company") on Form 10-QSB for the period ending August 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mario Ayub, a Director of the Company, certify, pursuant to 18 U.S.C.
ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



   1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and


   2)   The information contained in the Report fairly presents, in all
	material respects, the Company's financial position and results of operations.


By: /S/ MARIO AYUB


Mario Ayub, Director


Date: October 20, 2004